UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 9, 2023
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island        02895
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:         (401) 765-1500
Former name or former address, if changed since last report:    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.

Members of CVS Health Corporation’s (“CVS Health,” the “Company,” “we” or “our”) senior management team are scheduled to meet with investors beginning on January 9, 2023 and will participate in a webcast at 11:15 a.m. (Eastern Time) on January 10, 2023. During the meetings and webcast, the Company will disclose that it has reaffirmed its estimated full-year 2022 Adjusted earnings per share (“EPS”) guidance range of $8.55 to $8.65. The Company expects its full-year 2022 Adjusted EPS to be at the high end of the guidance range primarily due to certain non-operating items, including a lower share count. In addition, the Company expects that it will exceed its full-year 2022 revenue guidance range of $309 billion to $314 billion and will reaffirm its full-year 2022 adjusted operating income guidance range of $17.5 billion to $17.6 billion and its full-year 2022 cash flow from operations guidance range of $13.5 billion to $14.5 billion.

The Company will also reaffirm its projected full-year 2023 Adjusted EPS guidance range of $8.70 to $8.90, which does not include any impact from the pending acquisition of Signify Health, Inc. (“Signify Health”).

During the fourth quarter of 2022, the Company repurchased approximately 15 million shares at an average share price of $99.99. The Company also entered into a $2.0 billion fixed dollar accelerated share repurchase transaction, which became effective on January 3, 2023.

We expect our total Medicare Advantage (“MA”) membership growth to be in the low to mid-single digit percentage range in 2023. During the annual enrollment period for 2023, our Individual MA enrollment came in below our expectations, while we are growing strongly in the dual eligible special needs market and our Group MA product continues to resonate in the market place.

For 2023, we expanded our individual public health insurance exchange footprint to 12 states, covering approximately 40% of all addressable lives. This expansion, combined with overall market growth and several market exits by competitors, has allowed us to add more than 700,000 new members through open enrollment this year, exceeding our expectations and bringing our total exchange membership to over 750,000.

An audio webcast of the presentation will be broadcast simultaneously for all interested parties through the Investor Relations portion of the CVS Health website at http://investors.cvshealth.com. The accompanying presentation materials are available on the website and will be archived for one year along with a replay of the webcast.

Our financial closing procedures for the full-year 2022 are not yet complete and, as a result, our actual results may change as a result of such financial closing procedures, final adjustments, management's review of results, and other developments that may arise between now and the time our financial results for the full-year 2022 are finalized, and our results could be outside of the ranges set forth above.

Non-GAAP Financial Measures
This Current Report on Form 8-K includes adjusted operating income and estimated and projected Adjusted EPS, which represent non-GAAP financial measures. The Company uses non-GAAP financial measures to analyze underlying business performance and trends. The Company believes that providing non-GAAP financial measures enhances the Company’s and investors’ ability to compare the Company’s past financial performance with its current performance. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The Company’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. The most directly comparable GAAP measures are GAAP operating income and estimated and projected GAAP diluted EPS.

The Company defines adjusted operating income as operating income (GAAP measure) excluding the impact of amortization of intangible assets and other items, if any, that neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance.

Estimated and projected GAAP diluted EPS and estimated and projected Adjusted EPS, respectively, are calculated by dividing estimated or projected net income attributable to CVS Health and estimated or projected adjusted income attributable to CVS Health by the Company’s estimated or projected weighted average diluted shares outstanding. The Company defines adjusted income attributable to CVS Health as net income attributable to CVS Health (GAAP measure) excluding the impact of amortization of intangible assets and other items, if any, that neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance.

As there is uncertainty in connection with calculating the adjustments necessary to prepare reconciliations from the non-GAAP financial measures to the comparable GAAP financial measures, including the inability to calculate transaction-related items such as gains/losses on divestitures, asset impairments, legal contingencies or acquisition-related transaction and integration costs, the Company is unable to reconcile the non-GAAP financial measures without unreasonable efforts. Therefore, no reconciliations are being provided at this time. These items could result in significant adjustments from the most comparable GAAP measures.

Cautionary Statement Concerning Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation. Statements in this Current Report on Form 8-K that are forward-looking include CVS Health’s estimated full-year 2022 Adjusted EPS, projected full-year 2023 Adjusted EPS and the other financial information in this Current Report on Form 8-K, all of which are preliminary. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Actual results may differ materially from those contemplated by the forward-looking statements due to the risks and uncertainties related to the COVID-19 pandemic, including the potential emergence of additional variants, vaccine and testing protocols, government testing initiatives, the geographies impacted by and the severity and duration of the pandemic, the pandemic’s impact on the U.S. and global economies and consumer behavior and health care utilization patterns, and the timing, scope and impact of stimulus legislation and other federal, state and local governmental responses to the pandemic.

Certain risks and uncertainties related to CVS Health’s proposed acquisition of Signify Health include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the right of CVS Health or Signify Health or both of them to terminate the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; failure to obtain applicable regulatory approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; risks related to the ability of CVS Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CVS Health’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of CVS Health to retain customers and maintain relationships with each of its business partners, suppliers and customers and on its operating results and businesses generally; the risk of litigation and/or regulatory actions related to the proposed acquisition; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Certain additional risks and uncertainties are described in our Securities and Exchange Commission (“SEC”) filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, and our Current Reports on Form 8-K.

You are cautioned not to place undue reliance on CVS Health’s forward-looking statements. CVS Health’s forward-looking statements are and will be based upon management’s then-current views and assumptions regarding preliminary financial estimates and projections, future events and operating performance, and are applicable only as of the dates of such statements. CVS Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date:	January 9, 2023	By:	/s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President and Chief Financial Officer